                                                                   Exhibit 99.1

                       Form 4 Joint Filer Information

Name:                                  Armistice Capital Master Fund, Ltd.

Address:                               510 Madison Avenue
                                       7th Floor
                                       New York, NY 10022

Date of Event Requiring Statement:     05/18/2022

Name:                                  Steven Boyd

Address:                               510 Madison Avenue
                                       7th Floor
                                       New York, NY 10022

Date of Event Requiring Statement:     05/18/2022